SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                                 March 26, 2003
                                 --------------
                        (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
                           --------------------------
             (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228
--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)



                                  65-0507804
                                  ----------
                        (IRS Employer Identification No.)



       1750 East Sunrise Blvd.                            33304
                                                          -----
        Ft. Lauderdale, Florida                         (Zip Code)
        -----------------------
(Address of principal executive offices)

                                 (954) 760-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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Item 5.  Other Events

     On March 28, 2003, BankAtlantic Bancorp, Inc. issued a press release announcing the sale of an aggregate of $65 million of trust preferred securities in separate transactions on March 26 and March 27, 2003 and the call for redemption of approximately $46 million of 5.625% Convertible Subordinated Debentures due 2007. The sales of the trust preferred securities were part of larger pooled trust preferred securities offerings and were not registered under the Securities Act of 1933. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 7.       Financial Statements and Exhibits


(c)      Exhibits

         99.1    Press Release dated March 28, 2003.

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BANKATLANTIC BANCORP, INC.


By:/s/Mark Wendel
-------------------
Name: Mark Wendel
Title:Senior Vice President, Controller


Dated: March 28, 2003

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99.1              Press Release dated March 28, 2003.